SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K


                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): August 8, 2000




               Commission file numbers 333-42411 and 333-42411-01

                               Glenoit Corporation
             (Exact name of registrant as specified in its charter)

Delaware                                                 13-3862561
(State or other jurisdiction of                          (I.R.S. Employer
incorporation or organization)                           Identification Number)

                            Glenoit Asset Corporation
             (Exact name of registrant as specified in its charter)

Delaware                                                 51-0343206
(State or other jurisdiction of                          (I.R.S. Employer
incorporation or organization)                           Identification Number)

                              111 West 40th Street
                            New York, New York 10018
                            Telephone: (212) 391-3915
  (Address, including zip code, and telephone number, including area code, of
                   Registrant's principal executive offices)

Item 5.           Other Events

         On August 8, 2000, the Company announced that it had terminated its tender offer and related solicitation of consents to certain proposed amendments for its 11% Senior Subordinated Notes. The Company also announced that it filed for protection under Chapter 11 of the U. S. Bankruptcy Code in the United States Bankruptcy Court for the District of Delaware. On August 9, 2000, the Company will file a plan of reorganization that has been pre-approved by its banks and bondholders in a format known as a "pre-packaged" bankruptcy.

The company also announced that the plan of reorganization includes a substantial reduction in the company's subordinated debt through the cash infusion from its major investor, Citicorp Venture Capital, Ltd. The company will maintain liquidity through cash from operations and support from a $65 million facility provided by the existing bank group led by BNP Paribas as agent. In addition, the majority of the bank group has already committed to a $170 million exit financing facility that will finance the company upon emergence from Chapter 11.


Item 7.           Financial Statements and Exhibits

           (a) and (b)  Not applicable

           (c) The exhibits furnished in connection with this Report are as follows:

              99.1 Company Press Release dated August 8, 2000



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

                                   SIGNATURES

     Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


Date August 8, 2000
                                GLENOIT CORPORATION


                                By          /S/ LESTER D. SEARS
                                  -----------------------------
                                   Lester D. Sears
                                   Executive Vice President and
                                   Chief Financial Officer
                                   (On behalf of the Registrant and as Principal Financial and Accounting Officer)




                                   SIGNATURES

     Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


Dated:   August 8, 2000
                                GLENOIT ASSET CORPORATION




                                By          /S/ LESTER D. SEARS
                                  -----------------------------
                                   Lester D. Sears
                                   Executive Vice President and
                                   Chief Financial Officer
                                   (On behalf of the Registrant and as Principal Financial and Accounting Officer)


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